EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED DECEMBER 2, 2011 TO
THE CLASS A, CLASS C, CLASS I, CLASS R-3, AND CLASS R-5 PROSPECTUS DATED MARCH 1, 2011,
AS SUPPLEMENTED APRIL 26, 2011, MAY 19, 2011, JUNE 30, 2011, OCTOBER 14, 2011 AND NOVEMBER 15, 2011

Effective immediately, the discussion of the one-time up-front sales concession within the “Sales charge waiver” section on page 37 of the Class A, Class C, Class I, Class R-3, and Class R-5 Prospectus should be replaced with the following:

Eagle, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for new purchases of Class A shares of $1,000,000 or more (excluding Rights of Accumulation and Letters of Intent in which subsequent purchases are less than $1 million) according to the following schedule:  0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE